SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              ____________________

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                              ____________________


                   Date of Report
                 (Date of earliest
                  event reported):                   July 1, 1998


                           NORTHLAND CRANBERRIES, INC.
             (Exact name of registrant as specified in its charter)


           Wisconsin               0-16130               39-1583759
        (State or other        (Commission File        (IRS Employer
        jurisdiction of            Number)          Identification No.)
        incorporation)



                     800 First Avenue South, P.O. Box 8020,
                     Wisconsin Rapids, Wisconsin 54495-8020
          (Address of principal executive offices, including zip code)



                                 (715) 424-4444
                         (Registrant's telephone number)

   Item 2.        Acquisition or Disposition of Assets

             On July 1, 1998, Northland Cranberries, Inc. ("Northland") consummated the acquisition through a subsidiary ("Acquisition Sub") of the business and substantially all of the assets and certain liabilities ("the Acquisition") of Minot Food Packers, Inc. a New Jersey corporation ("Minot"). The Acquisition was effected pursuant to an Asset Purchase Agreement, dated May 20, 1998 ("Asset Purchase Agreement") by and among Northland, Minot and Michael A. Morello, the sole shareholder of Minot ("Morello"). The Asset Purchase Agreement is filed as an exhibit to this Current Report on Form 8-K and incorporated by reference herein. Minot, located in Bridgeton, New Jersey, produces, markets, sells and distributes primarily cranberry private label products, including cranberry sauce, as well as a wide variety of non-cranberry private label juice products. Pursuant to the Asset Purchase Agreement, (i) Acquisition Sub acquired Minot's real property, inventory, personal property, trade rights, contracts, computer software, licenses, notes and accounts receivables and other assets for a purchase price consisting of (a) $35.375 million in cash (with $3 million thereof paid into an indemnity escrow fund and approximately $12.5 million thereof (subject to adjustment) used to pay certain bank debt of Minot at the closing), (b) 136,986 shares of Northland unregistered Class A Common Stock (all of which will also be deposited in the indemnity escrow fund), and (c) the assumption by Acquisition Sub of certain liabilities of Minot; (ii) Minot and Morello agreed to a five-year covenant not to compete in the private label juice and cranberry sauce business; and (iii) Minot and Morello agreed to indemnify Northland and Acquisition Sub for any breach by Minot of Minot's representations and warranties contained therein and for liabilities specifically retained by Minot under the Asset Purchase Agreement. The purchase price paid by Northland in the Acquisition was determined on the basis of arm's length negotiations between the parties. Northland has no present plans to make significant changes to Minot's business and plans to continue the business in its present form while integrating Minot's operations with and into Northland.

             The obligations of Minot and Morello to indemnify Northland and Acquisition Sub under the Asset Purchase Agreement for breaches of representations and warranties are subject to (i) a time limitation expiring November 20, 1999 for most representations and warranties; (ii) a $400,000 aggregate minimum threshold for damages subject to the indemnification; and (iii) an aggregate maximum amount of indemnification claims equal to the indemnity escrow funds. Minot and Morello also agreed to retain responsibility for, and to indemnify Northland and Acquisition Sub against, the cleanup and remediation of certain existing environmental contamination at Minot's production facility and to pay all costs and expenses related thereto pursuant to an environmental indemnity agreement entered into by and among Northland, Acquisition Sub, Minot and Morello.

             Additionally, at closing, the following events took place:
   (i) an Employment Agreement was entered into by and between Morello, Minot and Northland pursuant to which Morello will be employed as President of Minot for a period of three years at an annual salary of $190,000 plus participation in Northland's incentive bonus plan; and (ii) a Registration Rights Agreement was entered into by and between Morello and Northland pursuant to which Morello will have the "piggy back" right to register his Northland Class A Common Stock as part of certain future registrations initiated by Northland under the Securities Act of 1933.

             Pursuant to a registration statement on Form S-3 filed with the Securities and Exchange Commission on May 20, 1998 (Reg. No. 333-53173) and the related final prospectus dated June 25, 1998, Northland sold 5,000,000 shares of its Class A Common Stock at $14.00 per share in an underwritten public offering (the "Offering") to provide financing for the Acquisition on June 30, 1998. Northland used $35.375 million of the net proceeds of the Offering to pay the cash portion of the purchase price of the Acquisition.

   Item 7.        Financial Statements and Exhibits.

             (a) Financial statements of Minot and pro forma financial information required by this Item 7 will be filed by amendment within sixty (60) days of the date hereof.

             (c)  Exhibits

                  (2)  Asset Purchase Agreement, dated as of
             May 20, 1998, by and among Northland Cranberries, Inc., Minot Food Packers, Inc. and Michael A. Morello [Incorporated by reference to Exhibit 2.0 to Northland's Registration Statement on Form S-3 (Reg. No. 333-53173)]. 1

                  (10.1)    Registration Rights Agreement, dated as
             of July 1, 1998 by and between Northland Cranberries, Inc. and Michael A. Morello.

                  (10.2)    Employment Agreement dated as of July 1,
             1998, by and among Northland Cranberries, Inc.,
             Minot Food Packers, Inc. and Michael A. Morello.

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   1    The schedules and exhibits to this document are not being filed herewith. The registrant agrees to furnish supplementally a copy of any such schedule or exhibit to the Securities and Exchange Commission upon request.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 NORTHLAND CRANBERRIES, INC.



   Date:  July 14, 1998          By:  /s/ John A. Pazurek
                                      John A. Pazurek
                                      Vice President-Finance, Treasurer and
                                      Chief Financial Officer

                           NORTHLAND CRANBERRIES, INC.

                            EXHIBIT INDEX TO FORM 8-K
                            Report Dated July 1, 1998


                                         Exhibit

          (2) Asset Purchase Agreement, dated as of May 20, 1998, by and among Northland Cranberries, Inc., Minot Food Packers, Inc. and Michael A. Morello [Incorporated by reference to Exhibit 2.0 to Northland's Registration Statement on Form S-3 (Reg. No. 333-53173)]. 1

          (10.1) Registration Rights Agreement, dated as of July 1, 1998 by and between Northland Cranberries, Inc. and Michael
                    A. Morello.

          (10.2) Employment Agreement dated as of July 1, 1998, by and among Northland Cranberries, Inc., Minot Food Packers, Inc. and Michael A. Morello.

   --------------
   1    The schedules and exhibits to this document are not being filed herewith. The registrant agrees to furnish supplementally a copy of any such schedule or exhibit to the Securities and Exchange Commission upon request.